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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                OCTOBER 31, 2005
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                      FINANCIAL TELECOM LIMITED (USA), INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

              1701 - 689 GUANGDONG ROAD, SHANGHAI, PR CHINA 200001
                    (Address of Principal Executive Offices)

                                 +86-21-33040830
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


Item 7.01 Regulation FD Disclosure.

Item 9.01 Exhibit: Text of presentation made at the 2005 China Growth Conference, held in New York city, on November 1 and 2, 2005.

Signature
--------------------------------------------------------------------------------


ITEM 7.01 REGULATION FD DISCLOSURE.

On November 1 and 2, 2005, the Registrant's CEO, David Chen, will attend a public conference in New York, and will present information about the Registrant that contains financial projections, recent events, and other forward-looking information.

The conference is the 2005 China Growth Conference, sponsored by Adam Friedman Associates LLC, held on November 1 and 2, 2005, at the Princeton Club, New York City.

The text of the Registrant's presentation is included as an exhibit to this 8K Current Report.

Also presenting at this conference is the Chairman of MK Aviation, SA, which is the company with whom the Registrant has recently entered into a Definitive Agreement, as reported in an earlier 8K dated October 20, 2005.

ITEM 9.01 EXHIBITS

Text of presentation made at the 2005 China Growth Conference, held in New York city, on November 1 and 2, 2005.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.
                                                                    (REGISTRANT)

Date: October 31, 2005

                                                              By: /s/ David Chen
                                              ----------------------------------
                                                                      David Chen
                                                         Chief Executive Officer